FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      This First Amendment to Amended and Restated Credit Agreement (this "Amendment Agreement") is dated as of June 24, 2008 by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc., the other Credit Parties signatory hereto, the other Lenders signatory hereto and General Electric Capital Corporation, as Agent.

                              W I T N E S S E T H :

      WHEREAS, the Credit Parties, the lenders party thereto, and the Agent entered into that certain Amended and Restated Credit Agreement dated as of February 13, 2008 (the "Credit Agreement");

      WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreement to effect certain changes thereto requested by the Credit Parties as set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      2.1. Section 1.1(a)(ii) of the Credit Agreement is hereby amended by deleting the penultimate sentence thereof and replacing it with the following:

      The Cdn. Seasonal Facility shall be in an amount not to exceed (all as determined in Cdn. Dollars using, where applicable, the Cdn. Dollar Equivalent Amount) the lesser of: (A) US $8,000,000 (US $10,000,000 for calendar year 2008 only) less the principal amount outstanding under the US Seasonal Facility, or (B) 75% of the aggregate Fair Market Value of the Cdn. Vessels owned by the Cdn. Credit Parties and the US Owned Vessels less the aggregate of (i) the principal amount outstanding under the Cdn. Term Loan, the principal amount outstanding under the US Term Loan and the principal amount outstanding under the Engine Term Loan, (ii) the aggregate amount of the obligations secured by Liens attaching to the Cdn. Vessels and the US Owned Vessels that have priority to the Liens securing the Obligations, and (iii) the principal amount outstanding under the US Seasonal Facility; provided, that if Lower Lakes has certified to the Agent in the applicable Cdn. Notice of Revolving Credit Advance that the all or a portion of the proceeds of the related Cdn. Revolving Credit Advance will be directly applied to pay any obligation described in clause
      (ii) above, then such obligation will not be counted in determining availability for such Advance.

      2.2. Section 1.1(c)(ii) of the Credit Agreement is hereby amended by deleting the penultimate sentence thereof and replacing it with the following:

      The amount outstanding under the US Seasonal Facility shall be in an amount not to exceed (all as determined in US Dollars using, where applicable, the US Dollar Equivalent Amount) the lesser of: (A) US $8,000,000 (US $10,000,000 for calendar year 2008 only) less amounts outstanding under the Cdn. Seasonal Facility, or (B) 75% of the aggregate Fair Market Value of the Cdn. Vessels owned by the Cdn. Credit Parties and the US Owned Vessels less the aggregate of (i) the principal amount outstanding under the Cdn. Term Loan, the principal amount outstanding under the US Term Loan and the principal amount outstanding under the Engine Term Loan, (ii) the aggregate amount of the obligations secured by Liens attaching to the Cdn. Vessels and the US Owned Vessels that have priority to the Liens securing the Obligations, and (iii) amounts outstanding under the Cdn. Seasonal Facility; provided, that if LLTC has certified to the Agent in the applicable US Notice of Revolving Credit Advance that the all or a portion of the proceeds of the related US Revolving Credit Advance will be directly applied to pay any obligation described in clause (ii) above, then such obligation will not be counted in determining availability for such Advance.

      2.3. Annex A to the Credit Agreement is hereby amended by deleting the definition of Fixed Charge Coverage Ratio in its entirety and replacing it with the following:

            "Fixed Charge Coverage Ratio" means, with respect to any Person for any fiscal period, the ratio of EBITDA less Capital Expenditures (excluding Capital Expenditures financed through specifically arranged financings approved of by the Lenders in writing) to Fixed Charges; provided, that for calculations made during the period from June 30, 2008 through March 31, 2009, Capital Expenditures shall not be deducted from EBITDA.

      2.4. Annex G to the Credit Agreement is hereby amended by deleting paragraph (d) thereof in its entirety and replacing it with the following:

            (d) Maximum Capital Expenditures. Rand and its Subsidiaries on a consolidated basis shall not make Capital Expenditures on each of the test dates set forth below for the period of four Fiscal Quarters ending on such date that exceed in the aggregate the amounts set forth opposite each of such periods:

               Test Dates                              Maximum Capital
               ----------                              Expenditures per Period
                                                       -----------------------
               June 30, 2009 and June 30, 2010         Cdn.$8,000,000
               June 30, 2011                           Cdn.$8,500,000
               June 30, 2012                           Cdn.$8,200,000
               Each June 30 thereafter                 Cdn.$8,600,000

      3. Conditions to Effectiveness. The effectiveness of this Amendment Agreement is expressly conditioned upon the execution of this Agreement by the Credit Parties, the Agent and each Lender and the satisfaction of the following conditions:

            (a) Reaffirmation. Each Credit Party shall have executed and delivered the Reaffirmation of Guaranty in the form of Exhibit A attached hereto.

            (b) Other Documents. The Borrowers shall provide such other documents, instruments and agreements as the Agent may reasonably request.

      4. Representations and Warranties of the Credit Parties.

      4.1. Each of the Credit Parties represents and warrants that the execution, delivery and performance by each of the Credit Parties of this Amendment Agreement and the documents and instruments delivered in connection therewith have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

      4.2. Each of the Credit Parties hereby certifies that each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (as amended through the date hereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

      5. Reference to and Effect on the Credit Agreement.

      5.1. Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

      5.2. Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Credit Parties in all respects and are hereby ratified and confirmed.

      5.3. The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.

      6. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

      7. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                            [signature page follows]

      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                             LOWER LAKES TOWING LTD.

                             By: /s/ Lorraine Barber
                                 -----------------------------------------------
                             Title: Chief Financial Officer
                                    --------------------------------------------


                             LOWER LAKES TRANSPORTATION COMPANY

                             By: /s/ Laurence Levy
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             GRAND RIVER NAVIGATION COMPANY, INC.

                             By: /s/ Laurence Levy
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             RAND LOGISTICS, INC.

                             By: /s/ Joseph W. McHugh, Jr.
                                 -----------------------------------------------
                             Title: Chief Financial Officer
                                    --------------------------------------------


                             RAND LL HOLDINGS CORP.

                             By: /s/ Laurence Levy
                                 -----------------------------------------------
                             Title: President
                                    --------------------------------------------


                             RAND FINANCE CORP.

                             By: /s/ Joseph W. McHugh, Jr.
                                 -----------------------------------------------
                             Title: Vice President and Chief Financial Officer
                                    --------------------------------------------


                             GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, L/C Guarantor, Documentation Agent and Lender

                             By: /s/ Joseph Tunney
                                 -----------------------------------------------
                             Title: Duly Authorized Signatory
                                    --------------------------------------------


                             NATIONAL CITY BANK, as Co-Syndication Agent and Lender

                             By: /s/ Matthew P. Tuohey
                                 -----------------------------------------------
                             Title: Senior Vice President
                                    --------------------------------------------


                             NATIONAL CITY BANK, CANADA BRANCH, as Lender

                             By: /s/ Nazmin Adatia
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------

                             By: /s/ Bill Hines
                                 -----------------------------------------------
                             Title: Senior Vice President and Principal Officer
                                    --------------------------------------------


                             KBC BANK, as Lender

                             By: /s/ Robert Snauffer
                                 -----------------------------------------------
                             Title: Managing Director
                                    --------------------------------------------

                             By: /s/ Edward Eijlers
                                 -----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned ("Guarantors") hereby (i) acknowledges receipt of a copy of the First Amendment to Credit Agreement dated as of June 25, 2008 (the "First Amendment"); (ii) consents to the execution and delivery thereof by the Credit Parties; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Credit Parties to Agent and Lenders pursuant to the terms of that certain Amended and Restated Guaranty dated as of February 13, 2008 (the "Guaranty"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the First Amendment and has acknowledged and agreed to same, such Guarantors understand that Agent and Lenders have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts of law.

                             [signature page follow]

      IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date first above written.


                                  LOWER LAKES TRANSPORTATION COMPANY

                                  By: /s/ Laurence Levy
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  GRAND RIVER NAVIGATION COMPANY, INC.

                                  By: /s/ Laurence Levy
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  RAND LOGISTICS, INC.

                                  By: /s/ Joseph W. McHugh, Jr.
                                      ------------------------------------------
                                  Title: Chief Financial Officer
                                         ---------------------------------------


                                  RAND LL HOLDINGS CORP.

                                  By: /s/ Laurence Levy
                                      ------------------------------------------
                                  Title: President
                                         ---------------------------------------


                                  RAND FINANCE CORP.

                                  By: /s/ Joseph W. McHugh, Jr.
                                      ------------------------------------------
                                  Title: Treasurer
                                         ---------------------------------------


                                  GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

                                  By: /s/ Joseph Tunney
                                      ------------------------------------------
                                  Title: Duly Authorized Signatory
                                         ---------------------------------------